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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the CIMA LABS INC. 2001 Stock Incentive Plan of our report dated February 21, 2001, with respect to the financial statements and schedule of CIMA LABS INC. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                                          /s/  ERNST & YOUNG LLP


Minneapolis, Minnesota
June 11, 2001